October 4, 2008

Microcapital Fund Ltd.
Microcapital Fund, LP
Shea Diversified Investments, Inc.
Tahoe Partnership I, Savant Resources, LLC
E&M RP Trust
HSP Multiple Strategy Fund LLC
Mike McCoy
Dolphin Offshore Partners, LP
Siam Partners II, LP
Savant Resources LLC
Commonwealth Associates, LP.

Ladies and Gentlemen:

We have been discussing the prospects of exchanging 990,000 shares of common stock, par value $0.001 (“Common Stock”), of Teton Energy Corporation (“Teton” or the “Company”) for 3,960,000 warrants to purchase Teton Common Stock (“Warrant” or “Warrants”), which Warrants were originally issued on May 16, 2007, pursuant to that certain Subscription Agreement dated as of May 15, 2007, between the Company and each of Microcapital Fund Ltd., Microcapital Fund, LP, Shea Diversified Investments, Inc., Tahoe Partnership I, Savant Resources, LLC, E&M RP Trust, HSP Multiple Strategy Fund LLC, Mike McCoy, Dolphin Offshore Partners, LP, Siam Partners II, LP, Savant Resources LLC, and Commonwealth Associates, LP., and that certain Senior Subordinated Convertible Note of even date.

This letter will memorialize our agreement exchange with each holder (a “Holder”) of such Warrants, one (1) share of Common Stock for every four (4) Warrants held by each Holder.

To that end, kindly execute this letter agreement where provided below and deliver the executed consent to the Company in the manner described below. Failure of the Holders of One Hundred Percent (100%) of the Warrants to provide us with their consents by no later than October 10, 2008, will render this consent invalid. This consent shall not be valid for any other purpose.

The shares will remain registered under that certain Registration Statement on Form S-3, which was declared effective on October 9, 2007 (File No. 333-145164) (the “Registration Statement”) and the prospectus thereunder. As soon as the Company has received all consents from each Holder thereunder, it will proceed to notify each Holder that the exchange has been properly ratified. Holders should then tender their original Warrants to the Company to be held in escrow pending the issuance of the corresponding number of shares of Common Stock to each Holder. The Company will not issue the replacement shares of Common Stock to a Holder that has not tendered its original Warrant. During this time the Company will undertake to file a post-effective amendment to the Registration Statement to reduce the number of shares covered by the Registration Statement and to describe the circumstances surrounding the exchange. While the Company believes that the shares will continue to remain properly registered during the pendency of any review of the post-effective amendment, Holders are cautioned to consult with their own counsel in this regard.

This consent may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Very truly yours,

Teton Energy Corporation

By:	/s/ Lonnie R. Brock

Its:	_EVP & CFO

[Acknowledgement Signatures Follow On Next Page]

Acknowledged & Approved:

		Shares to be
Holder	Warrants Held	Issued

Microcapital Fund Ltd. By: /s/ John Ivanac________

Its: Director __________ __	240,000	60,000

Microcapital Fund, LP By: /s/ John Ivanac________

Its: Vice President_________	560,000	140,000

Shea Diversified Investments, Inc. By: /s/ Edmund Shea______

Its: Secretary_____________	400,000	100,000

Tahoe Partnership I, Savant Resources, LLC By: /a/ Peter Shea_________

Its: Attorney in Fact_______	80,000	20,000

E&M RP Trust By: /s/ Edmund Shea______

Its: Trustee ____________	80,000	20,000

HSP Multiple Strategy Fund LLC By: /s/ Brian Potiker________

Its: CIO, HSP Group, LLC (Its Manager) _______________	400,000	100,000

Mike McCoy By: /s/ Mike McCoy_______	160,000	40,000

Dolphin Offshore Partners, LP By: /s/ Peter Salas _________

Its: _General Partner________	1,200,000	300,000

Siam Partners II, LP By: /s/ Edmund Shea______

Its: Director _____________	80,000	20,000

Savant Resources LLC By: /s/ Gregg Vigil ________

Its: _EVP________________	400,000	100,000

Commonwealth Associates, LP. By: /s/ Robert O’Sullivan ___

Its: _CEO & President______	187,290	46,822

Robert O’Sullivan By: /s/ Robert O’Sullivan ___	129,276	32,319

Joseph Pallotta By: /s/ Joseph J. Pallotta ___	26,163	6,541

Michael S. Falk By: /s/ Michael S. Falk ___	15,561	3,890

Bonnie Giusto By: /s/ Bonnie Giusto ___	1,710	428

Total:	3,960,000	990,000

[End of Signatures]